===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[_]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            New England Zenith Fund
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            New England Zenith Fund
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                            NEW ENGLAND ZENITH FUND
                             CAPITAL GROWTH SERIES

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                April 23, 2001

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of the Capital Growth Series (the "Series") of New England Zenith Fund (the "Trust") will be held at the offices of New England Life Insurance Company ("New England Financial"), 501 Boylston Street, Boston, Massachusetts 02116, on April 23, 2001 at 2:00 p.m. (Boston time) for the following purposes:

  1. To approve a new investment advisory agreement between New England Investment Management, LLC ("NEIM") and the Trust, with respect to the Series.

  2. To approve a new subadvisory agreement between NEIM and Capital Growth Management Limited Partnership.

  3. To approve a proposal with respect to the future operations of the Series whereby the Series may from time to time, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission, permit NEIM to enter into new or amended agreements with subadvisers with respect to the Series without obtaining shareholder approval of such agreements, and to permit such subadvisers to manage the assets of the Series pursuant to such subadvisory agreements.

  4. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                       By order of the President,

                                       Thomas M. Lenz, Secretary

March   , 2001

                            YOUR VOTE IS IMPORTANT

 PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE- PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT
    AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            NEW ENGLAND ZENITH FUND

                             CAPITAL GROWTH SERIES

                                PROXY STATEMENT

  This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of New England Zenith Fund (the "Trust") for use at the Special Meeting of Shareholders (the "Shareholders") of the Capital Growth Series (the "Series") of the Trust to be held at the offices of New England Life Insurance Company ("New England Financial"), 501 Boylston Street, Boston, Massachusetts on April 23, 2001 at 2:00 p.m. (Boston time) and at any adjournment or adjournments thereof (the "Meeting"). This statement and its enclosures are being mailed beginning on or about March [ ], 2001. Shareholders of record of the Series at the close of business on January 31, 2001 (the "Record Date") are entitled to vote on the proposals as set forth below. A copy of the Annual Report of the Trust for the fiscal year ended December 31, 2000 may be obtained without charge by calling (800) 356-5015.

  This Proxy Statement consists of three parts.

  PART I contains information relating to Proposals 1 and 2, the proposals to approve a new advisory agreement (the "New Advisory Agreement") between New England Investment Management, LLC ("NEIM") and the Trust and a subadvisory agreement between NEIM and Capital Growth Management Limited Partnership ("CGM"), each with respect to the Series.

  PART II contains information relating to Proposal 3, a proposal with respect to the future operations of the Series whereby the Series may from time to time, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission, permit NEIM to enter into new or amended agreements with subadvisers with respect to the Series without obtaining shareholder approval of such agreements, and to permit such subadvisers to manage the assets of the Series pursuant to such subadvisory agreements.

  PART III contains information about the Series, NEIM, CGM and other matters.

I. NEW ADVISORY AND SUBADVISORY AGREEMENTS (PROPOSALS 1 AND 2)

  The Trustees are proposing that the advisory arrangements of the Series be modified in order to adopt the adviser/subadviser structure already in place for each other series of the Trust. Under the adviser/subadviser structure, NEIM, as adviser, has overall responsibility for portfolio management services and administrative services for the Series, and has the authority, subject to Trustee approval, to delegate some or all of these responsibilities to other parties. If the shareholders approve Proposals 1 and 2, NEIM and CGM will serve the Series as investment adviser and subadviser, respectively.

  As discussed in greater detail below, CGM currently provides investment advisory and administrative services as adviser to the Series. CGM receives a fee from the Series for these services. CGM has entered into a service agreement with NEIM pursuant to which NEIM provides administrative services to the Series on CGM's behalf (the "Service Agreement"). The Trustees believe that it is appropriate for NEIM to assume overall responsibility for the advisory and administrative services provided to the Series and to contract with CGM, at no extra cost to the Series, for the provision of advisory services to the Series. The Trustees have concluded that the adviser/subadviser structure is likely to afford operational benefits to the Series. For example, following the adoption of the adviser/subadviser structure, NEIM will have enhanced oversight responsibilities for the Series, and the Series will be able to permit NEIM to enter into new or amended subadvisory agreement with CGM or other subadvisers without obtaining additional shareholder approval (if approved by shareholders of the Series as discussed in Part II of the Proxy Statement). After giving consideration to these factors and to the information described in detail below, the Trustees have concluded that adopting the adviser/subadviser structure is in the best interests of the Series and the Shareholders.

  NO CHANGE IS BEING PROPOSED IN THE ADVISORY FEE RATE PAID BY THE SERIES, ALTHOUGH IF PROPOSALS 1 AND 2 ARE APPROVED, THE ADVISORY FEES PAID BY THE SERIES WILL BE PAYABLE TO NEIM, AND NOT TO CGM. NEIM, AND NOT THE SERIES, WILL BE RESPONSIBLE FOR PAYMENT OF FEES TO CGM AS SUBADVISER TO THE SERIES.

 Description of the Current Advisory Agreement

  CGM currently serves as investment adviser to the Series pursuant to an Advisory Agreement between CGM and the Trust dated as of October 30, 2000 (the "Current Advisory Agreement") and has acted as adviser to the Series since its inception on August 26, 1983. The Current Advisory Agreement provides that CGM has overall advisory and administrative responsibility for the Series.

  Under the Current Advisory Agreement, a management fee is payable by the Series to CGM at an annual rate of 0.70% of the first $200 million of the average daily net assets of the Series, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets, and 0.55% of such assets in excess of $2 billion. For the fiscal year ended December 31, 2000, the aggregate management fee payable by the Series to CGM under the Current Advisory Agreement was $11,474,067. Under the Service Agreement, CGM paid NEIM $[ ] for the same period.

  The Trustees approved the Current Advisory Agreement on August 3, 2000. The shareholders of the Series approved the Current Advisory Agreement at a Special Meeting of Shareholders held on October 30, 2000. The purpose of the submission of the Current Advisory Agreement for Trustee and shareholder approval at that time was to approve the continuance of the existing advisory arrangements following a change in control of CGM in connection with the acquisition by CDC IXIS Asset Management of CGM's parent company, CDC IXIS Asset Management North America, L.P. (formerly known as Nvest Companies, L.P.) ("CDC IXIS North America"). This acquisition was completed on October 30, 2000.

 Description of the New Advisory Agreement

  The next several paragraphs briefly summarize some important provisions of a proposed advisory agreement between the Series and NEIM (the "New Advisory Agreement") which the Shareholders are being asked to approve. If the Shareholders approve Proposal 1 the New Advisory Agreement will take effect as of May 1, 2001. For a complete understanding of the New Advisory Agreement you should read the form of New Advisory Agreement attached as Appendix A to this Proxy Statement.

  The New Advisory Agreement provides that NEIM will, subject to its rights to delegate such responsibilities to other parties, provide to the Series both portfolio management services and administrative services. Also, the management fee payable to NEIM under the New Advisory Agreement is identical to the fee payable to CGM under the Current Advisory Agreement.

  The New Advisory Agreement differs from the Current Advisory Agreement in several respects, in large part because the New Advisory Agreement contemplates the delegation by NEIM of its responsibilities under the New Advisory Agreement to one or more other parties. Therefore, unlike the Current Advisory Agreement, the New Advisory Agreement (i) separately defines both the portfolio management and administrative service obligations owed to the Series (although generally the same services are described under both the Current Advisory Agreement and the New Advisory Agreement), (ii) expressly permits the delegation by NEIM of its portfolio management responsibilities to another investment adviser, subject to the requirements of the Investment Company Act of 1940 (the "Investment Company Act") (iii) expressly permits the delegation by NEIM of its administrative service responsibilities to another party; and
(iv) includes several conforming changes reflecting the possibility of the existence of a subadviser or administrator to the Series.

  The New Advisory Agreement also differs from the Current Advisory Agreement with respect to (i) the date of effectiveness, (ii) the initial term of the agreement and (iii) the party entering the agreement with the Series (that is, NEIM instead of CGM).

  The New Advisory Agreement provides that it will continue in effect until May 1, 2003. After that, it will continue in effect from year to year as long the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or NEIM.

  The New Advisory Agreement may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Series, on sixty days' written notice to NEIM, and (ii) by NEIM on ninety days' written notice to the Trust, and it terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser, such as CGM or NEIM, or its parent company occurs.

  The New Advisory Agreement provides that NEIM will not be liable to the Series or its shareholders for the performance of its obligations under the New Advisory Agreement, except for liability arising from NEIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

 Description of the Subadvisory Agreement

  If the Shareholders approve Proposals 1 and 2 and NEIM enters the New Advisory Agreement, NEIM will delegate all of its portfolio management responsibilities to CGM pursuant to a written subadvisory agreement (the "Subadvisory Agreement" and together with the New Advisory Agreement, the "New Agreements") which will also be effective as of May 1, 2001. It is also the intention of NEIM and CGM to terminate the Service Agreement as of May 1, 2001.

  The next several paragraphs briefly summarize some important provisions of the Subadvisory Agreement. For a complete understanding of the Subadvisory Agreement you should read the form of Subadvisory Agreement attached as Appendix B to this Proxy Statement.

  The Subadvisory Agreement provides that CGM, under the Trustees' and NEIM's supervision, will (1) decide what securities to buy and sell for the Series's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Series and (3) provide officers, office space and certain administrative services to the Series.

  Under the Subadvisory Agreement, an investment advisory fee is payable by NEIM to CGM at an annual rate of 0.45% of the first $100 million of the average daily net assets of the Series, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets and 0.30% of such assets in excess of $1 billion. If the Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2000, the aggregate fee payable to
CGM from NEIM would have been $    , or [ ]% of the $11,474,067 that was
payable to CGM under the Current Advisory Agreement. These numbers do not take into consideration the impact of payments by CGM to NEIM under the Service Agreement for this period.


  The Subadvisory Agreement provides that it will continue in effect until May 1, 2003. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Series, and
(ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust, NEIM or CGM. These Trustees who are not "interested persons" are referred to below as the "Independent Trustees".

  The Subadvisory Agreement may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Series, on sixty days' written notice to CGM, (ii) by NEIM (if approved by the Trustees), on sixty days written notice to CGM, or (iii) by CGM, upon sixty days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

  The Subadvisory Agreement provides that CGM will not be liable to NEIM, the Trust, or the Series or its shareholders for the performance of its obligations under the Subadvisory Agreement, except for liability arising from CGM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that NEIM shall hold harmless and indemnify CGM for losses arising from shareholder claims that are not based on the obligations of CGM to the Series under the Subadvisory Agreement or that result from the failure of NEIM to notify CGM of changes in applicable insurance regulations. In addition, under the Subadvisory Agreement CGM agrees to indemnify NEIM for losses arising from a material misstatement or omission in the Series' prospectus and statement of additional information with respect to disclosure of the Series' investment objectives, policies and risks.

 Basis for the Trustees' Recommendation

  The Trustees determined at a meeting held on February 28, 2001 to recommend that the Shareholders vote to approve the New Agreements.

  In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the advisory or subadvisory agreement of any series of the Trust as in effect from year to year. The Trustees considered information about, among other things:

  . NEIM and CGM and their respective personnel (including particularly those personnel with responsibilities for providing services to the Series), resources and investment process;

  . the terms of the relevant advisory agreements (in this case, the New Advisory and Subadvisory Agreements);

  . the scope and quality of the services that CGM has been providing to the Series;

  . the scope and quality of the services that NEIM has been providing to other series of the Trust for which it is already acting as investment advisor, and the scope and quality of services that NEIM has been providing to the Series pursuant to the Service Agreement.

  . the investment performance of the Series and of similar funds advised or subadvised by other advisers;

  . the advisory fee rates payable by the Series to NEIM and by NEIM to CGM and by similar funds managed or subadvised by NEIM and CGM, and payable by similar funds managed by other advisers (see information about CGM and NEIM below for more information);

  . the total expense ratios of the Series and of similar funds managed by other advisers;

  . CGM's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Series, and the brokers' and dealers' provision of brokerage and research services to CGM (see Certain Brokerage Matters below for more information);

  . compensation payable by the Series to affiliates of CGM for other services.

  In addition to reviewing these kinds of information, which the Trustees regularly consider on an annual or more frequent basis with regard to the advisory and subadvisory arrangements of the Series and each other series of the Trust, the Trustees gave particular consideration to the fact that CGM is currently, and has been since the inception of the Series, the adviser to the Series, and that NEIM is currently the adviser of all other series of the Trust. Because NEIM currently provides services to CGM on behalf of the Series pursuant to the Services Agreement, the Trustees expect that approval of the New Advisory and Subadvisory Agreements will not affect the day-to-day management of the Series.

  After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Agreements and to recommend that the Series's shareholders vote to approve the New Agreements.

 Information about CGM and NEIM

  CGM. CGM is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. Mr. Kemp and Mr. Heebner are the principal executive officers of CGM, and their principal occupations are their positions with CGM. The address of CGM, Kenbob, Inc. and Messrs. Kemp and Heebner is One International Place, Boston Massachusetts 02110. CDC IXIS North America owns a 50% limited partnership interest in CGM. As of December 31, 2000, CGM had assets under management of approximately $[ ] billion.

  CDC IXIS North America is a subsidiary of CDC IXIS Asset Management. CDC IXIS Asset Management is the investment management arm of France's Caisse des Depots et Consignations, a major diversified financial institution. As of September 30, 2000 CDC IXIS North America's 18 principal subsidiary or affiliated asset management firms, collectively, had more than $130 billion in assets under management. The address of CDC IXIS North America is 399 Boylston Street, Boston, Massachusetts 02116.

  NEIM. NEIM is a Delaware limited liability company. All of the voting interests of NEIM are held by New England Life Holdings, Inc., a wholly-owned subsidiary of New England Financial, which in turn is a wholly-owed subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by Metropolitan Life Insurance Company ("MetLife"), an insurance company which is wholly owned by MetLife, Inc., a publicly traded corporation. Certain subsidiaries of MetLife, including New England Financial, own in the aggregate all of the member interests in NEIM. NEIM expects to change its name to MetLife Advisers, LLC as of May 1, 2001.

  The Chair of the Board of Managers, Chief Executive Officer and President of NEIM is Anne M. Goggin; Ms. Goggin and John F. Guthrie, Jr. are NEIM's managers. Ms. Goggin is also Chairman of the Board of Trustees, Chief Executive Officer, President and a Trustee of the Trust. Mr. Guthrie is Senior Vice President of NEIM. Ms. Goggin's principal occupation is Senior Vice President and General Counsel of New England Financial, and Mr. Guthrie's principal occupation is Vice President of New England Financial. The address of NEIM, New England Life Holdings, Inc., New England Financial, Ms. Goggin and Mr. Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife Holdings, MetLife, and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

  As indicated below, NEIM or CGM acts as investment adviser to the following other mutual funds that have investment objectives similar to the Series's, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below:

                         NET ASSETS OF
                         OTHER FUNDS AT
 NAMES OF OTHER FUNDS     DECEMBER 31,
WITH SIMILAR OBJECTIVES       2000                         FEE RATE
-------------------------------------------------------------------------------
Nvest Growth Fund           $[    ]     0.75% for first $200 million
(Advised by CGM)                        0.70% for next $300 million
                                        0.65% for next $1.5 billion
                                        0.60% for amounts in excess of $2 billion
-------------------------------------------------------------------------------
New England Variable
  Annuity Fund I            $[    ]     0.3066% for all assets
(Advised by CGM)
-------------------------------------------------------------------------------
Alger Equity Growth
  Series                    $[    ]     0.75% for all assets
(Advised by NEIM)
-------------------------------------------------------------------------------
Davis Venture Value
  Series                    $[    ]     0.75% for all assets
(Advised by NEIM)
-------------------------------------------------------------------------------
Harris Oakmark Mid Cap
  Value Series              $[    ]     0.75% for all assets/1/
(Advised by NEIM)
-------------------------------------------------------------------------------
Loomis Sayles Small Cap
  Series                    $[    ]     0.90% for first $500 million
(Advised by NEIM)                       0.85% for amounts in excess of $500 million/2/
-------------------------------------------------------------------------------
MFS Research Managers
  Series                    $[    ]     0.75% for all assets/1/
(Advised by NEIM)
-------------------------------------------------------------------------------
Westpeak Growth and
  Income Series             $[    ]     0.70% for first $200 million
(Advised by NEIM)                       0.65% for next $1.3 billion
                                        0.60% for amounts in excess of $1.5 billion

/1/NEIM has agreed to pay the operating expenses of this fund to the extent such expenses are in excess of 0.90% of average net assets, subject to the obligation of the fund to repay such expenses in future years.
/2/NEIM has agreed to pay the operating expenses of this fund to the extent such expenses are in excess of 1.00% of average net assets.

 Certain Brokerage Matters

  In their consideration of the New Agreements, the Trustees took account of CGM's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Series, and the brokers' and dealers' provision of brokerage and research services to CGM. CGM has informed the Trustees that it does not expect to change these practices as a result of its change in status to that of a subadviser.

  Subject to the overriding objective of obtaining the best possible execution of orders and subject to procedures adopted by the Trustees, the Series's brokerage transactions may be executed by brokers that are affiliated with CGM or NEIM. Any such transactions will comply with Rule 17e-1 under the Investment Company Act. In order for the affiliated broker to effect portfolio transactions for the Series, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. During the year ended December 31, 2000, the Series paid $[ ] in brokerage commissions to Conning & Co., one of NEIM's and CGM's brokerage affiliates, which represents [ ]% of the total brokerage commissions paid by the Series during that year.

  Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Series as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Series's dealer in connection with such transactions.

  To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, CGM may allocate brokerage transactions to broker-dealers that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Series toward the reduction of the Series's expenses, subject to the requirement that CGM will seek best execution. The Trust has entered into such arrangements with State Street Brokerage Services, Inc. and Vandham Securities Corp. CGM has allocated brokerage transactions to Vandham Securities Corp. for the Series.

  It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

  In placing orders for the purchase and sale of portfolio securities for the Series, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers that make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Series. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE SERIES VOTE TO APPROVE THE NEW ADVISORY AGREEMENT (PROPOSAL 1) AND THE
  SUBADVISORY AGREEMENT (PROPOSAL 2)

  Required Vote. The vote required to approve each of the New Advisory Agreement and the Subadvisory Agreement is the lesser of (1) 67% of the shares that are present at the Meeting, if the holders of more than 50% of the shares outstanding as of the record date are present in person or represented by proxy at the Meeting, or (2) more than 50% of the shares outstanding on the record date. If the required vote is obtained only for Proposal 1, NEIM will become adviser pursuant to the New Advisory Agreement, and the Trustees will consider what other actions to take in the best interests of the Series. If the required vote is obtained only for Proposal 2, (or for neither Proposal 1 nor Proposal 2) the New Agreements will not become effective, and the Trustees will consider what other actions to take in the best interests of the Series.

II. ABILITY TO ENTER INTO SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL (PROPOSAL 3)

  The Trustees propose, subject to shareholder approval of Proposal 1, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission, to permit NEIM to enter into new or amended agreements with any subadviser with respect to the Series without obtaining shareholder approval of such agreements, and to permit such subadvisers to manage the assets of the Series pursuant to such subadvisory agreements.

  The Investment Company Act generally provides that an investment adviser or subadviser to a mutual fund may act as such only pursuant to a written agreement which has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or interested persons of any party to such agreement. The Trust and NEIM, however, have received from the Securities and Exchange Commission an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Exemption"). Under the SEC Exemption, NEIM is permitted, under specified conditions, to enter into new and amended subadvisory agreements for the management of the Series, including agreements with new subadvisers and agreements with existing subadvisers if there is a material change in the terms of the subadvisory agreement or if there is an "assignment," as defined in the Investment Company Act, or other event causing termination of the existing subadvisory agreement, without obtaining the approval of the Series's shareholders of such new or amended subadvisory agreement. Such agreements must nevertheless be approved by the Trustees, in accordance with the requirements of the Investment Company Act. One of the conditions of the SEC Exemption is that within 90 days after entering into a new or amended subadvisory agreement without shareholder approval, the Series must provide to shareholders an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. Furthermore, the Series would still require shareholder approval to amend the New Advisory Agreement with NEIM (including any amendment to raise the management fee rate payable under such agreement) or to enter into a new advisory agreement with NEIM or any other adviser.

  The Trustees are requesting shareholder approval of this Proposal for several reasons. Upon shareholder approval of Proposal 1, the Series will use an adviser/subadviser management structure, where NEIM will act as the Series's investment adviser, delegating the day-to-day portfolio management to a subadviser (and if the shareholders approve Proposal 2, CGM will be the Series' subadviser). Under such a structure, the Series's subadviser acts in a capacity similar to that of the portfolio manager in a more traditional structure that does not involve a subadviser. Specifically, the Series's subadviser, like a portfolio manager in a more traditional mutual fund advisory structure, manages the Series under the oversight and supervision of the Series's adviser. If the Series were to change subadvisers, NEIM would continue in its role as adviser and would continue to exercise oversight and supervision of the Series's investment affairs as conducted by the new subadviser. Changing the Series's subadviser is, therefore, analogous to the adviser's replacing the portfolio manager of a single-manager managed fund who is employed by the adviser, which does not require shareholder approval under the Investment Company Act.

  In addition, given the Series's management structure, the shareholder approval requirement under the Investment Company Act may cause the Series's shareholders to incur unnecessary expenses and could hinder the prompt implementation of subadvisory changes that are in the best interest of the shareholders, such as prompt removal of a subadviser if circumstances warrant such removal. The Trustees believe that without the ability to employ promptly a new subadviser or re-employ promptly the current subadviser upon a change of control, as the case may be, investors' expectations may be frustrated and the Series and its shareholders could be seriously disadvantaged under the following circumstances: (a) where a subadviser has been terminated because its performance was unsatisfactory or its retention was otherwise deemed inadvisable, (b) where a subadviser has resigned and (c) where there has been an "assignment" (i.e., a change in the actual control or management of a subadviser) or other event causing the termination of a subadvisory agreement.

  In the absence of an exemption, to obtain the shareholder approval required by the Investment Company Act for a subadvisory agreement, the Series must convene a shareholder's meeting, which invariably involves considerable delay and expense. Where NEIM, as adviser, has recommended replacement of a subadviser, and the Trustees have determined that such replacement is necessary, the Series could receive less than satisfactory subadvisory services prior to the time that an agreement with a new subadviser is approved by shareholders. Also, in that situation or where there has been an unexpected resignation or change in control of a subadviser (events which, in many cases, are beyond the control of the Series), the Series may be forced to operate with a less than satisfactory subadviser for some period of time. In such circumstances, without the ability to engage a new subadviser promptly, NEIM, as the adviser, might have to assume direct responsibility on a temporary basis for management of the assets previously assigned to a subadviser.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE TO APPROVE THE PROPOSED GRANT OF AUTHORITY TO PERMIT NEIM TO ENTER INTO NEW OR AMENDED AGREEMENTS WITH SUBADVISERS WITH RESPECT TO THE SERIES WITHOUT OBTAINING SHAREHOLDER APPROVAL OF SUCH AGREEMENTS, AND TO PERMIT SUCH SUBADVISERS TO MANAGE THE ASSETS OF THE SERIES PURSUANT TO SUCH SUBADVISORY AGREEMENTS.

  Required Vote. The required vote for approval of the grant of authority to permit NEIM to enter into new and amended subadvisory agreements without prior shareholder approval is the lesser of (1) 67% of the shares of the Series represented at the Meeting, if more than 50% of the outstanding shares of the Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Series. If the shareholders of the Series do not approve both Proposal 1 and Proposal 3, Proposal 3 will not take effect, and the Trustees will consider such alternative actions as may be in the best interests of the Series.

III. OTHER INFORMATION

 Information About Proxies and the Conduct of the Meeting

  Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trust or by employees or agents of New England Financial and its affiliated companies.

  Costs of Solicitation. All costs of the Meeting, including the costs of soliciting proxies, will be paid by the Series.

 Voting and Tabulation of Proxies

  Timely, properly executed proxies will be voted as you instruct. If you return an executed proxy and no choice is indicated, your proxy will be voted in favor of the relevant Proposals as set forth in the attached Notice of Special Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer (1) by a written revocation received by the Secretary of the Trust, (2) by properly executing a later-dated proxy or (3) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  The Trust is subject to special voting provisions. As of the Record Date, the Trust served as an investment vehicle for use only in connection with (1) variable life insurance contracts offered by New England Financial, Metropolitan Life Insurance Company ("MetLife") and General American Life Insurance Company ("General American") and (2) certain variable annuity contracts, including group annuity contracts, of MetLife and New England Financial. All shares of the Series owned by New England Variable Life Separate Account ("NEVL Account") a separate account of New England Financial, are attributable to variable life insurance policies issued by New England Financial or to charges assessed by New England Financial against those policies. New England Financial has agreed that each owner of such a policy (an "Owner") will be permitted to instruct New

England Financial as to how shares of the Trust attributable to the policies owned by such Owner should be voted at meetings of Trust shareholders. All shares of the Series attributable to such policies for which no Owner instructions have been received by New England Financial and all shares of the Series attributable to charges assessed by New England Financial against such policies will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Owner instructions have been received by New England Financial. All shares of the Series held by The New England Variable Account ("TNE Account"), a separate account of MetLife, are attributable to variable annuity contracts of MetLife or to charges assessed by MetLife against such contracts. The holder of each such contract (a "Contractholder") has the right to instruct MetLife as to how to vote the shares of the Trust attributable to such contract. All shares of the Series held by TNE Account for which no Contractholder instructions have been received by MetLife and any shares of the Series attributable to charges assessed by MetLife against variable annuity contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Contractholder instructions have been received by MetLife.

NUMBER OF SHARES

  Shares of the Series are available for purchase only by separate accounts established by New England Financial, MetLife, and their affiliates. The Trust serves as the investment vehicle for variable insurance, variable annuity and group annuity products of these insurance companies. Shares of the Series are not offered for direct purchase by the investing public.

  All shareholders of record on the Record Date are entitled to one vote for each dollar of the value of the shares of beneficial interest of the Trust held as of that date. The number of shares of beneficial interest of the Series issued and outstanding as of the Record Date are 4,197,193.736, with a total value of $1,576,969,630.

RECORD OWNERSHIP

  As of the Record Date, all of the shares of the Series were owned by either NEVL Account or TNE Account. The shares, dollar values and percentages held by each of these entities are as follows:

  SEPARATE      NUMBER OF      VALUE OF      PERCENTAGE OF
  ACCOUNT        SHARES         SHARES     SHARES OUTSTANDING
  --------    ------------- -------------- ------------------
NEVL Account  1,526,988.404 $  573,720,083        36%
TNE Account   2,670,205.332 $1,003,249,547        64%

  New England Financial and MetLife have informed the Trust that, as of the Record Date, other than as set forth above, no person or company owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the shares of the Series.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

  The following persons are both officers or Trustees of the Trust and officers or directors of NEIM: Peter H. Duffy, John F. Guthrie, Jr., Anne M. Goggin, Alan C. Leland, Jr., Thomas M. Lenz and Thomas C. McDevitt.

OTHER MATTERS

  The holders of 40% of the shares of the Series outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by New England Financial on behalf of the Trust. The total number of votes cast "for" approval of each Proposal will be counted for purposes of determining whether sufficient affirmative votes have been cast on each proposal. All shares represented by proxies that reflect abstentions will be counted as present for purposes of determining whether sufficient affirmative votes have been cast. All shares represented by proxies that reflect abstentions will be counted as present for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions have the effect of a negative vote on each Proposal.

  In the event that a quorum is not present for purposes of acting on each Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient affirmative votes have been received, and may propose one or more adjournments of the Meeting with respect to any Proposal not so approved or adopted in order to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal as to which affirmative votes have been received. They will vote against any such adjournment those proxies required to be voted against such Proposal as to which affirmative votes have been received and will not vote any proxies that direct them to abstain from voting on such Proposal.

  Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present are Proposals 1, 2 and 3 mentioned in the Notice of

Special Meeting. However, shareholders are being asked on the enclosed proxy to instruct New England Financial or MetLife, as the case may be, to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

PRINCIPAL UNDERWRITER

  New England Securities Company, the principal underwriter of the Trust, is located at 399 Boylston Street, Boston, Massachusetts 02116.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

  The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

                                                                  APPENDIX A

                            NEW ENGLAND ZENITH FUND

                               ADVISORY AGREEMENT
                            (CAPITAL GROWTH SERIES)

     AGREEMENT made this 1st day of May 2001 by and between NEW ENGLAND ZENITH FUND, a Massachusetts business trust (the "Fund"), with respect to its Capital Growth Series (the "Series"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the portfolio of the Series, the Manager shall determine, in the manner described in the prospectus of the Series from time to time in effect, what portion of the assets belonging to the Series shall be managed by each Sub-Adviser.

     (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

         (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

         (b) taking such steps as are necessary to implement the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

         (c) regularly reporting to the Board of Trustees of the Fund with respect to the implementation of the investment policies of the Series.

     3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

         (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

         (b) necessary executive and other personnel for managing the affairs of the Series, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

         (c) compensation, if any, of trustees of the Fund who are directors, officers or employees of the Adviser, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

         (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semiannual and periodic reports, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the business of the Series, to the shareholders thereof or otherwise to the Series, the Series to be treated for these purposes as a separate legal entity and fund; and

         (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

         (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

         (b) any of the costs of preparing, printing and distributing sales literature;

         (c) compensation of trustees of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

         (d) registration, filing and other fees in connection with requirements of regulatory authorities;

         (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

         (f) charges and expenses of independent accountants retained by the Fund;

         (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

         (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

         (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

         (j) any cost of certificates representing shares of the Fund;

         (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

         (l) expenses of meetings of shareholders and trustees of the Fund; and

         (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of (a) 0.70% of the value of the net assets belonging to the Series, as calculated below, up to $200 million, (b) 0.65% of such value in excess of $200 million but less than or equal to $500 million, (c) 0.60% of such value in excess of $500 million but less than or equal to $2 billion, (d) 0.55% of such value in excess of $2 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

     8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Series are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Series, as the case may be.

     9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the agreement and declaration of trust of the Fund, the articles of organization of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

         (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

         (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

         (c) this Agreement shall automatically terminate in the event of its assignment;

         (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

         (e) if New England Securities Corporation, the Fund's principal underwriter, requires the Fund or the Series to change its name so as to eliminate all references to the words "New England" pursuant to the provisions of the Fund's Distribution Agreement relating to the Series with said principal underwriter, this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's agreement and declaration of trust as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


NEW ENGLAND ZENITH FUND,              METLIFE ADVISERS, LLC
on behalf of its Capital
Growth Series


By: ________________________________  By: _______________________________
    Anne M. Goggin                        John F. Guthrie, Jr.
    President                             Senior Vice President


                                     NOTICE


     A copy of the Agreement and Declaration of Trust establishing New England Zenith Fund (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Capital Growth Series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                APPENDIX B

                             NEW ENGLAND ZENITH FUND

                              SUBADVISORY AGREEMENT
                             (CAPITAL GROWTH SERIES)

         This Subadvisory Agreement (this "Agreement") is entered into as of May 1, 2001 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Capital Growth Management Limited Partnership (the "Subadviser").

         WHEREAS, the Manager has entered into an Advisory Agreement dated May 1, 2001(the "Advisory Agreement") with New England Zenith Fund (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Capital Growth Series of the Trust (the "Series");

         WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

         WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

         1.       Subadvisory Services.

                  a. The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Subadviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Series (the "Prospectus"), (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Series might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

                  b. The Subadviser shall furnish the Manager and the Administrator daily, weekly, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Subadviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Trust's Board of Trustees) with copies of all comment letters relevant to the Series received from the SEC following routine or special SEC examinations or inspections.

                  c. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and any amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

                  d. Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Series' shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Series are invested.


         2.       Obligations of the Manager.
                  --------------------------

                  a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

                  b. The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Trust with respect to the Series to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

         3. Custodian. The Manager shall provide the Subadviser with a copy of
            ---------
the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Trust's custodian, in the manner and form as required by the Trust's Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Series' assets. Any assets added to the Series shall be delivered directly to the Custodian.

         4. Expenses. Except for expenses specifically assumed or agreed to be
            --------
paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

         5. Purchase and Sale of Assets. Absent instructions from the Manager to
            ---------------------------
the contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC positions, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Series.

         6. Compensation of the Subadviser. As full compensation for all
            ------------------------------
services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.45% of the first $100 million of the average daily net assets of the Series during the Series' then-current fiscal year, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets and 0.30% of such assets in excess of $1 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

         7. Non-Exclusivity. The Manager agrees that the services of the
            ---------------
Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

         8. Liability and Indemnification. Except as may otherwise be provided
            -----------------------------
by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, managing directors, employees, affiliates or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of reckless disregard by any Indemnified Party of its obligations and duties. The Manager shall hold harmless and indemnify the Subadviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising (i) from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Subadviser with respect to the Series under this Agreement or (ii) resulting from the failure of the Manager to inform the Subadviser of any applicable Insurance Restrictions or any changes therein. The Subadviser agrees to indemnify the Manager for any loss, liability, cost, damage or expense (including reasonable attorney's fees) resulting from a material misstatement or omission in the Series' Prospectus with respect to disclosure of the Series' investment objectives, policies and risks. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

         9. Effective Date and Termination. This Agreement shall become
            ------------------------------
effective as of the date of its execution, and

                  a. unless otherwise terminated, this Agreement shall continue in effect until May 1, 2003, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

                  b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

                  c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

                  d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Trust, or, if approved by the Board of Trustees of the Trust, by the Manager on sixty days' written notice to the Subadviser; and

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

         10. Amendment. This Agreement may be amended at any time by mutual
             ---------
consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

         11. Certain Definitions. For the purpose of this Agreement, the terms
             -------------------
"vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

         12. General.
             -------
             a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Series shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date. The Subadviser shall use commercially reasonable efforts to inform the Manager of any such events enough time prior to the event taking effect such that allows the Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

             b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

             c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                           METLIFE ADVISERS, LLC

                           By:
                               -----------------------------------------------
                               John F. Guthrie, Jr.
                               Senior Vice President


                           CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
                           By: Kenbob, Inc., as General Partner



                           By:
                              ------------------------------------------------
                              Robert L. Kemp
                              President

                            VOTING INSTRUCTION FORM

THIS VOTING INSTRUCTION FORM IS SOLICITED BY NEW ENGLAND LIFE INSURANCE COMPANY AND THE BOARD OF TRUSTEES OF NEW ENGLAND ZENITH FUND.

The undersigned hereby instructs New England Life Insurance Company ("New England Financial") that all shares of the Capital Growth Series of New England Zenith Fund (the "Trust") deemed attributable to the undersigned's variable life insurance policies or variable annuity contracts be voted at the Special Meeting of Shareholders of the Trust on April 23, 2001 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said Notice as set forth on the reverse side hereof.

New England Financial is authorized to vote in its discretion on any other matters which may properly come before the meeting.

            YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.

                            PLEASE SEE REVERSE SIDE.

                              FOLD AND DETACH HERE

   THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS BELOW.
                                           ---
     IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THE PROXY SHALL BE VOTED
                              FOR THAT PROPOSAL.
                              ---

[ ] To vote FOR all Proposals, mark this box and sign, date and return this Voting Instruction Form. (NO ADDITIONAL VOTE IS NECESSARY.)

   -------------------------------------------------------------------------
          If you wish to vote by Telephone/Internet see instructions.
    CALL ** TOLL FREE ** ON A TOUCH-TONE TELEPHONE 1-888-776-5660 - ANYTIME
                   There is NO CHARGE to you for this call.
   -------------------------------------------------------------------------

   NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership forms should be signed by an authorized person indicating the person's title.

        Date                                                    , 2001
            ---------------------------------------------------

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------
                    Signature(s), Title(s), (if applicable)
         PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
                                CONTROL NUMBER
                         FOR TELEPHONE/INTERNET VOTING




   --------------------------------------------------------------------------
   --------------------------------------------------------------------------

CAPITAL GROWTH SERIES
---------------------

  1. To approve a new advisory agreement between New England Investment Management, LLC and the Trust (with respect to the Capital Growth Series).

      FOR  AGAINST  ABSTAIN
      [_]    [_]      [_]

  2. To approve a new subadvisory agreement between New England Investment Management, LLC and Capital Growth Management Limited Partnership (with respect to the Capital Growth Series.)

      FOR  AGAINST  ABSTAIN
      [_]    [_]      [_]



      --------------------------------------------------------------------------
                         PLEASE FOLD AT LINE TO RETURN


  3. To approve the proposal to permit New England Investment Management, LLC, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission, to enter into new or amended agreements with any subadviser with respect to the Capital Growth Series without obtaining shareholder approval of such agreements, and to permit such subadvisers to manage the assets of the Capital Growth Series pursuant to such subadvisory agreements.

      FOR  AGAINST  ABSTAIN
      [_]    [_]      [_]

           --------------------------------------------------------
                         VOTE BY TELEPHONE OR INTERNET
                         QUICK *** EASY *** IMMEDIATE
           --------------------------------------------------------

Dear Contract/Policyholder:

Your telephone or internet vote authorizes the insurance company to vote your shares in the same manner as if you marked, signed and returned your Voting Instruction Form.

  VOTE BY TELEPHONE:  You will be asked to enter a Control Number located in the box on the Voting Instruction Form.

  NOTE:               The Board of Trustees recommends a vote FOR each Proposal.

  OPTION A:           To vote as the Board of Trustees recommends on ALL
                      proposals:  Press 1.

  OPTION B:           If you choose to vote differently, press 0. You will hear
                      these instructions:

                      Items 1, 2 and 3:  To vote FOR, press 1;
                      AGAINST, press 9; ABSTAIN, press 0.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTES BY PRESSING 1.

  VOTE BY INTERNET:   The Web address is www.proxyvoting.com/nef

  IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL THE VOTING INSTRUCTION FORM.
                                     ------

  VOTE BY MAIL:       Mark, sign, date and return the Voting Instruction Form
                      in the envelope provided.


                             THANK YOU FOR VOTING.